UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 12, 2003

GETTY IMAGES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23747	98-0177556
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 N 34th Street, Seattle, WA 98103

(Address of principal executive offices, including zip code)

(206) 925-5000

(Registrant’s telephone number, including area code)

ITEM 9.	REGULATION FD DISCLOSURE*

On December 12, 2003, Getty Images, Inc. issued a press release announcing financial guidance for the year ending December 31, 2004 and the first quarter of 2004, and updating financial guidance for the fourth quarter ending December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION*

On December 12, 2003, Getty Images, Inc. issued a press release announcing financial guidance for the year ending December 31, 2004 and the first quarter of 2004, and updating financial guidance for the fourth quarter ending December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

*	The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY IMAGES, INC.

By:	/s/ Elizabeth J. Huebner

Elizabeth J. Huebner Senior Vice President and Chief Financial Officer

Date: December 12, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 12, 2003.